UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 S. Joplin Avenue, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)
Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.         Entry Into a Material Definitive Agreement.

On April 2, 2012, The Empire District Electric Company (the “Company”) entered into a Bond Purchase Agreement, dated as of April 2, 2012, for a private placement of $88,000,000 aggregate principal amount of its 3.58% First Mortgage Bonds due 2027.  The first settlement of $38,000,000 occurred on April 2, 2012, and a second settlement of $50,000,000 is anticipated to occur on or about June 1, 2012.  The bonds will mature on April 2, 2027.  Interest is payable semi-annually on the bonds on each April 2 and October 2, commencing October 2, 2012.

The bonds may be redeemed, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the redemption date.

The terms of the bonds are set forth in the Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the purchasers named therein, and the Thirty-Eighth Supplemental Indenture of Mortgage and Deed of Trust dated as of April 2, 2012, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The Company expects to use the proceeds from the sale of the bonds to redeem (1) all $74,829,000 aggregate principal amount of the Company’s First Mortgage Bonds, 7.00% Series due 2024, (2) all $5,200,000 of the Company’s First Mortgage Bonds, 5.20% Pollution Control Series due 2013, and (3) all $8,000,000 of the Company’s First Mortgage Bonds, 5.30% Pollution Control Series due 2013.

The bonds have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bond Purchase Agreement, dated as of April 2, 2012, attached hereto as Exhibit 4.1, and the Thirty-Eighth Supplemental Indenture of Mortgage and Deed of Trust, dated as of April 2, 2012, attached hereto as Exhibit 4.2, each incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.                      Other Events.

On April 2, 2012, the Company issued a press release announcing the issuance of the bonds.  A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

4.1	Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the Purchasers named therein.
4.2
Thirty-Eighth Supplemental Indenture, dated as of April 2, 2012, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

99.1	Press Release dated April 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY By: /s/ Laurie A. Delano Name: Laurie A. Delano Title: Vice President - Finance & Chief Financial Officer

Dated:  April 2, 2012

EXHIBIT INDEX

Exhibit Number	Description
4.1	Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the Purchasers named therein.
4.2
Thirty-Eighth Supplemental Indenture, dated as of April 2, 2012, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

99.1	Press Release dated April 2, 2012.